Exhibit 10.12

NINTH AMENDMENT
TO THE
MANAGEMENT AGREEMENT

This ninth amendment  (this “Amendment”) to that certain Management Agreement dated January 25, 2008 as amended by the Amendment to the Management Agreement, dated April 30, 2008, as further amended by the Second Amendment to the Management Agreement, dated May 30, 2008, as further amended by the Third Amendment to the Management Agreement, dated as of September 16, 2008, as further amended by the Fourth Amendment to the Management Agreement, dated as of October 23, 2006, as further amended by the Fifth Amendment to the Management Agreement, dated as of October 23, 2006, as further amended by the Sixth Amendment to the Management Agreement, dated as of July, 8, 2009, as further amended by the Seventh Amendment to the Management Agreement, dated as of July, 17, 2009, and as further amended by the Eighth Amendment to the Management Agreement, dated as of September 18, 2009 (collectively, the “Agreement”) is made and entered into as of the 19th  day of November, 2009, by and among AMERICAN REALTY CAPITAL TRUST, INC., a Maryland corporation (the “Company”), AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “OP”, and together with the Company, the “Owner”), and those certain Delaware limited liability companies listed on Schedule 2 attached hereto (the “CVS 15 Owners”) and AMERICAN REALTY CAPITAL PROPERTIES, LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the OP was organized to acquire, own, operate, lease and manage real estate properties on behalf of the Company;

WHEREAS, the CVS 15 Owners are each a subsidiary of the OP and each was organized to acquire, own, operate, lease and manage the respective real estate property, identified in Exhibit A hereto, on behalf of the OP (the “CVS 15 Property”);

WHEREAS, the Company intends to continue to raise money from the sale of its common stock to be used, net of payment of certain offering costs and expenses, for investment in the acquisition or rehabilitation of income-producing real estate to be acquired and held by the Company, by the OP or by the Subsidiary Owners on behalf of the Company; and

WHEREAS, Owner and the Subsidiary Owners wish to retain Manager to manage and coordinate the leasing of the real estate properties acquired by Owner and the Subsidiary Owners, and the Manager wishes to be so retained, all under the terms and conditions set forth in this Management Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

1.	Section 1.11 will be replaced in its entirety with the following:

“Properties means all real estate properties owned by Owner or the Subsidiary Owners, and all tracts as yet unspecified but to be acquired by Owner or the Subsidiary Owners containing income-producing Improvements or on which Owner or the Subsidiary Owners will rehabilitate income-producing Improvements, the Rockland Properties, the National City Property, the Pompano Property, the PNC Property, the FedEx Property, the Walgreen’s Sealy Property, the CVS 10 Property and the CVS 15 Property.  Properties shall be classified under four categories, residential, retail, industrial and office properties.”

2.	Section 1.13 will be added with the following:

“Subsidiary Owners” means, collectively, ARC ROCK17MA LLC, a Delaware limited liability company (the “Rockland Owner”), ARC WBPCFL0001, LLC,  a Delaware limited liability company (the “National City Owner”), ARC WBPBFL0001, LLC,  a Delaware limited liability company (the “Pompano Owner”), ARC PANJOH54 LLC, a Delaware limited liability company (the “PNC1 Owner”), ARC PA-QRS Trust, a Virginia business trust (the “PNC2 Owner”), ARC FEHOUTX 001 LLC, a Delaware limited liability company (the “FedEx Owner”), ARC WGSEATX001, LLC, a Delaware limited liability company (the “Walgreen’s Sealy Owner”), those certain Delaware limited liability companies listed on Schedule 1 attached hereto (the “CVS 10 Owners”) and the CVS 15 Owners.

3.	With respect to the CVS 15 Property alone, all references to Owner herein shall be deemed to include the CVS 15 Owners.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AMERICAN REALTY CAPITAL TRUST, INC.

By:  /s/ William M. Kahane
Name: William M. Kahane
Title: President

AMERICAN REALTY CAPITAL
OPERATING PARTNERSHIP, L.P.

By: American Realty Capital Trust, Inc.,
its General Partner

By: /s/ William M. Kahane
Name: William M. Kahane
Title: President

AMERICAN REALTY CAPITAL PROPERTIES, LLC

By: /s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC CVGNVFL001, LLC

By: /s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC CVJKVFL001, LLC

By: /s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC CVCRDNC001, LLC

By: /s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC CVCSTIN001, LLC

By: /s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC CVHSVMO001, LLC

By: /s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC CVHLSNC001, LLC

By: /s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC CVWKTNC001, LLC

By: /s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC CVEELGA001, LLC

By: /s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC CVAUBAL001, LLC

By: /s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC CVBPKMN001, LLC

By: /s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC CVRNONV001, LLC

By: /s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC CVBIDME001, LLC

By: /s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC CVPRACA001, LLC

By: /s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC CVCHAAZ001, LLC

By: /s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC CVROMGA001, LLC

By: /s/ William M. Kahane
Name: William M. Kahane
Title: President

SCHEDULE 1

List of CVS 10 Entities

ARC CVPHXAZ001, LLC
ARC CVVISCA001, LLC
ARC CVSMYGA001, LLC
ARC CVCHIIL001, LLC
ARC CVMOLIL001, LLC
ARC CVNVLMI001, LLC
ARC CVASHNC001, LLC
ARC CVWILNY001, LLC
ARC CVCOLSC001, LLC
ARC CVCOPTX001, LLC

SCHEDULE 2

List of CVS 15 Entities
ARC CVGNVFL001, LLC
ARC CVJKVFL001, LLC
ARC CVCRDNC001, LLC
ARC CVCSTIN001, LLC
ARC CVHSVMO001, LLC
ARC CVHLSNC001, LLC
ARC CVWKTNC001, LLC
ARC CVEELGA001, LLC
ARC CVAUBAL001, LLC
ARC CVBPKMN001, LLC
ARC CVRNONV001, LLC
ARC CVBIDME001, LLC
ARC CVPRACA001, LLC
ARC CVCHAAZ001, LLC
ARC CVROMGA001, LLC

EXHIBIT A

List of Properties

Property No.	Address	City	State	Owner
1.	4145 NW 53rd Ave	Gainesville	FL	ARC CVGNVFL001, LLC
2.	50 Duval Station Road	Jacksonville	FL	ARC CVJKVFL001, LLC
3.	612 N. Main Street	Creedmoor	NC	ARC CVCRDNC001, LLC
4.	505 County Road 1100 N	Chesterton	IN	ARC CVCSTIN001, LLC
5.	300 S. Commercial	Harrisonville	MO	ARC CVHSVMO001, LLC
6.	151 Village Walk Drive	Holly Springs	NC	ARC CVHLSNC001, LLC
7.	5211 Neal Trail Dr.	Walkertown	NC	ARC CVWKTNC001, LLC
8.	601 Howard Simmons Rd	East Ellijay	GA	ARC CVEELGA001, LLC
9.	1888 Ogletree Road	Auburn	AL	ARC CVAUBAL001, LLC
10.	7996 Brooklyn Boulevard	Brooklyn Park	MN	ARC CVBPKMN001, LLC
11.	1081 Steamboat Pkwy	Reno	NV	ARC CVRNONV001, LLC
12.	384 Elm St.	Biddeford	ME	ARC CVBIDME001, LLC
13.	9256 E. Slauson Ave.	Pico Rivera	CA	ARC CVPRACA001, LLC
14.	180 N Dobson Rd.	Chandler	AZ	ARC CVCHAAZ001, LLC
15.	1905 Martha Berry Blvd	Rome	GA	ARC CVROMGA001, LLC